REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of July 14, 2010, by and among ImageDoc USA, Inc., a Colorado corporation (the "Company"), and Global Casinos, Inc., a Utah corporation ("Investor").

This Agreement is made pursuant to the Common Stock and Warrant Purchase Agreement, dated as of the date hereof among the Company and the Investor (the "Purchase Agreement").

The Company and the Investor hereby agree as follows:

1.

Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“Advice” has the meaning set forth in Section 6(d).

"Effective Date" means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means (a) with respect to the initial Registration Statement required to be filed under Section 2(a), the earlier of: (a)(i) the 180th day following the Closing Date; provided, that, if the Commission reviews and has written comments to the filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (a)(i) shall be the 120th day following the Closing Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission, orally or in writing, that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments; and (b) with respect to a Registration Statement required to be filed under Section 2(b), the earlier of: (b)(i) the 90th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (b)(i) shall be the 120th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments.

"Effectiveness Period" has the meaning set forth in Section 2(a).

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Filing Date" means with respect to the initial Registration Statement required to be filed under Section 2(a), the 30th day following the Closing Date

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Losses” has the meaning set forth in Section 5(a).

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means: (i) the Shares, (ii) the Warrant Shares, (iii) any shares of Common Stock issuable upon exercise of warrants issued to any placement agent as compensation in connection with the financing that is the subject of the Purchase Agreement, and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any exercise price adjustment with respect to, or in exchange for or replacement of, any of the securities referenced in (i), (ii) or (iii) above.

"Registration Statement" means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(b), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means the shares of Common Stock issued or issuable to the Investor pursuant to the Purchase Agreement.

“Warrants” means the Common Stock purchase warrants issued or issuable to the Investor pursuant to the Purchase Agreement and to any placement agent identified in Schedule 3.1(u) to the Purchase Agreement in accordance with the terms of the engagement or similar agreements between the Company and any such agents.

"Warrant Shares" means the shares of Common Stock issued or issuable upon exercise of the Warrants.

2.

Registration.

(a)

On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the spin-off of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (or on such other form appropriate for such purpose).  Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the "Plan of Distribution" attached hereto as Annex A.  The Company shall cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holder (the "Effectiveness Period").  By 5:00 p.m. (Denver time) on the Trading Day following the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(b)

If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date, or if by the Business Day immediately following the Effective Date the Company shall not have filed a “final” prospectus for the Registration Statement with the Commission under Rule 424(b) in accordance with Section 2(a) or 2(b) herein, as the case may be (whether or not such a prospectus is technically required by such Rule), or (iii) after its Effective Date, without regard for the reason thereunder or efforts therefor, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 30 Trading Days (which need not be consecutive) (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 Trading Day-period is exceeded, being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law or in equity, on such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured the Company shall pay to Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 2.0% of the aggregate Investment Amount paid by  Holder for Shares pursuant to the Purchase Agreement.  The parties agree that (1) the Company will not be liable for liquidated damages under this Agreement with respect to any Warrants or Warrant Shares and (2) in no event will the Company be liable for liquidated damages under this Agreement in excess of 2.0% of the aggregate Investment Amount of the Holder in any single month, and (3) the maximum aggregate liquidated damages payable to a Holder under this Agreement shall be ten percent (10%) of the aggregate Investment Amount paid by Holder pursuant to the Purchase Agreement.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.

(c)

Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”).  The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement until such Holder has provided the Company with a fully completed Selling Holder Questionnaire and shall not be required to pay any liquidated or other damages under Section 2(c) to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

3.

Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

(a)

Not less than three Trading Days prior to the filing of a Registration Statement, the Company shall furnish to Holder copies of the “Selling Stockholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed which documents will be subject to the review of Holder.  The Company shall not file a Registration Statement in which the “Selling Stockholder” section thereof differs from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).

(b)

(i)  Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 and applicable securities laws; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holder true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holder of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(c)

Notify the Holder as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing and, in the case of (iv) below, prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to Holder that pertain to the Holder as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)

Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)

Furnish to Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the Commission.

(f)

Promptly deliver to Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request.  The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g)

Prior to any public offering of Registrable Securities, cooperate with the Holder in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder may reasonably request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to conduct business in any jurisdiction where it is not so qualified, or subject the Company to any tax in any such jurisdiction where it is not so subject, or file a general consent to service of process in any such jurisdiction.

(h)

Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i)

Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.

Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.

Indemnification.

(a)

Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by Holder of an outdated or defective Prospectus after the Company has notified Holder in writing that the Prospectus is outdated or defective and prior to the receipt by Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)

Indemnification by Holders. Holder shall, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding Holder furnished in writing to the Company by Holder expressly for use therein, or to the extent that such information relates to Holder or Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by Holder of an outdated or defective Prospectus after the Company has notified Holder in writing that the Prospectus is outdated or  defective and prior to the receipt by Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)

Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)

Contribution.  If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.

Miscellaneous.

(a)

Remedies.  In the event of a breach by the Company or by Holder, of any of their obligations under this Agreement, Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)

No Piggyback on Registrations.  Except as and to the extent specified in Schedule 3.1(v) to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holder in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders.

(c)

Compliance.  Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)

Discontinued Disposition.  Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)

Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to Holder written notice of such determination and, if within fifteen days after receipt of such notice, any Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered.

(f)

Amendments and Waivers.  The provisions of this Agreement, including the provisions of this Section 6(f), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder. .  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holder may be given by Holder.

(g)

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:30 p.m. (Denver time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (Denver time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:

ImageDoc USA, Inc.

4945 Lima Street

Denver, CO  80239

With a copy
(which shall not constitute notice) to:

If to Investor:

Global Casinos, Inc.

Attn:  Clifford L. Neuman, President

1507 Pine Street

Boulder, CO  80302

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(h)

Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of Holder.  Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)

Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the Colorado Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Colorado Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any Colorado Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k)

Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)

Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

IMAGEDOC USA, INC.

By:__/s/ John Jenkins______

John Jenkins, CEO

INVESTOR:

GLOBAL CASINOS, INC.

By:

/s/ Clifford L. Neuman

Clifford L. Neuman, President

Annex A

Plan of Distribution

The Registration Statement shall register for distribution to the shareholders of Investor, as a spin-off dividend, the shares of Common Stock purchased by Investor under the Purchase Agreement (the “Spin-Off”).

The Board of Directors of the Investor shall declare a Spin-Off dividend of the Common Stock acquired under the Purchase Agreement as of the Record Date, which is established to be the date that the Registration Statement is declared effective by the Commission.

The Spin-Off dividend shall consist of one Spin-Off share of common stock of the Company for every four (4) shares (i) of common stock of Investor, (ii) Series A Preferred Stock of Investor, and (iii) Series D Preferred Stock of Investor, issued and outstanding as of the Record Date.  The Spin-Off dividend shall also consist of one Spin-Off share of common stock of the Company for every one share of Series E Preferred Stock of Investor issued and outstanding as of the Record Date.

The Spin-Off dividend shall be undertaken under the Prospectus included in the Registration Statement.  Certificates representing the Spin-Off shares shall be delivered to the Investor’s shareholders as soon as practicable following the Record Date.

Annex B

IMAGEDOC USA, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”), of ImageDoc USA, Inc., a Colorado corporation (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of July 14, 2010 (the “Registration Rights Agreement”), among the Company and the Investor named therein.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.

Name.

(a)

Full Legal Name of Selling Securityholder

(b)

Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)

Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.  Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.  Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4.  Broker-Dealer Status:

(a)

Are you a broker-dealer?

Yes

No

Note:

If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)

Are you an affiliate of a broker-dealer?

Yes

No

(c)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes

No

Note:

If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner:

By:

Name:

Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, FACSIMILE AND EMAIL, TO:

IImageDoc USA, Inc.

Attn:  John Jenkins, CEO

4945 Lima Street

Denver, CO  80239

FACSIMILE # 303-351-7131

E-MAIL:  jjenkins@imagedocusa.com